EASTERN POINT ADVISORS FUNDS TRUST

                           Rising Dividend Growth Fund

                       Statement of Additional Information

                    February 1, 2005, as amended May 26, 2005


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Rising Dividend Growth Fund Prospectus dated February 1, 2005. The Prospectus incorporates this Statement of Additional Information by reference. The information in this Statement of Additional Information expands on information contained in the Prospectus. The Prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the principal distributor of the Rising Dividend Growth Fund at the phone number or address below.


                              Principal Distributor

                       Unified Financial Securities, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46204
                                 (888) 826-2520


The Fund's audited financial statements and notes thereto for the period ended September 30, 2004 and the unqualified report of Briggs, Bunting & Dougherty, LLP, the Fund's Independent Registered Public Accounting Firm, on such financial statements are included in the Fund's Annual Report to Shareholders for the period ended September 30, 2004 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (888) 826-2520.




                                Table of Contents

                                                                          PAGE

Rising Dividend Growth Fund                                                 3

Investment Strategies and Related Risks                                     3

Other Investment Practices and Risks                                        5

Investment Restrictions                                                     9

Disclosure of Portfolio Holdings                                           10

Management of the Trust                                                    12

Approval of Advisory Arrangements                                          16

Control Persons and Principal Holders of Securities                        18

Investment Management and Other Services                                   18

Description of the Trust's Shares                                          22

Brokerage                                                                  23

Purchase, Redemption and Pricing of Shares                                 23

Net Asset Value                                                            26

Taxes                                                                      28

Determination of Performance                                               30

Financial Statements                                                       32

Appendix A - Description of Securities Ratings                             33

Appendix B - Proxy Voting Guidelines Summary                               35





                           Rising Dividend Growth Fund

Eastern Point Advisors Funds Trust (the "Trust"), 230 Broadway East, Suite 203, Lynnfield, Massachusetts 01940, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on July 14, 1999.

The Trust offers shares of beneficial interest (the "shares") in the Rising Dividend Growth Fund in two classes of shares: Class A shares and Class C shares (referred to individually as a "class" and collectively as the "classes").


                     Investment Strategies and Related Risks

The Prospectus describes the fundamental investment objectives and certain restrictions applicable to the Fund. The following supplements the information found in the Prospectus concerning the investment policies of the Fund. The investment practices described below, except for the discussion on portfolio loan transactions, are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Common Stock. The Fund will generally invest in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks generally have a history of long-term growth in value, common stock prices are often volatile in the short-term and can be influenced by general market risk and specific corporate risks.

Non-Diversification. The Fund is classified as "non-diversified" under the 1940 Act. Non-diversification means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since the Fund may invest a larger proportion of its assets in a single issuer, an investment in the Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities may be bonds, preferred stock or other securities that pay a fixed rate of interest or dividends, but offer the owner the option of converting the security into common stock. The value of convertible securities will change based on the price of the underlying common stock. Convertible securities generally pay less interest or dividend income than similar non-convertible securities, but a non-convertible security's income provides a cushion against the stock's price declines.

Master Limited Partnerships. The Fund may invest in Master Limited Partnerships ("MLPs"). MLPs are somewhat similar to REITS. However unlike REITS which must invest only in real estate, MLPs are not limited to a specific industry. Like REITS, MLPs trade like stocks and are required to distribute most of their earnings to shareholders. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. Their income depends on the volume of the products transported, not on the commodity's price. A MLP is a public limited partnership. Interests in the MLPs are bought and sold in the form of depositary receipts traded in the secondary market (i.e., on a stock exchange). The ability to trade the receipts provides liquidity that is not present with conventional private limited partnerships but are less liquid than conventional publicly traded securities. Master limited partnerships can be organized for income, capital gains or tax shelter purposes. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Small Capitalization Companies. The Fund may invest in companies with market capitalization of $1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Foreign Securities. The Fund may invest indirectly in foreign securities through American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). For many foreign securities, there are U.S. dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. Generally, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security. The Fund will not invest in unsponsored ADRs and EDRs.

Risks of Foreign Securities. Indirect investments in foreign securities through ADRs and EDRs may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Additionally, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization, foreign taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments.

If the Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains that the Fund distributes to shareholders.

Restricted Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and which are subject to restrictions on transfer. The Fund will limit investments in restricted securities to no more than 15% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Fund's Board of Trustees.

Rule 144A Securities. The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities may be classified as "illiquid securities", however, any such security will not be considered illiquid if it is determined by Eastern Point Advisors, Inc. (the "Advisor"), under guidelines approved by the Fund's Board of Trustees, that an adequate market exists for that security. This investment practice could have the effect of raising the level of illiquidity in a Fund during any period in which qualified institutional buyers are not interested in purchasing these restricted securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Illiquid securities generally include securities that cannot be sold within seven business days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Repurchase agreements with maturities in excess of seven business days and securities that are not registered under the 1933 Act, but that may be purchased by institutional buyers pursuant to Rule 144A under the Securities Act, are subject to this 15% limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).


                      Other Investment Practices and Risks

Lending Portfolio Securities. The Fund may lend its portfolio securities. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Fund may make loans only to broker-dealers who are members of the New York Stock Exchange
(NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the Fund can terminate the loan at any time.

When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower's bankruptcy, may be prevented from or delayed in, liquidating the collateral.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. The Fund continues to receive principal and interest payments on these securities. The Fund will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by the Fund and are subject to its investment restrictions on borrowing.

Portfolio Turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.

High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Fund's shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and markdowns and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.

Temporary Investments. To maintain cash for redemptions and distributions and for temporary defensive purposes, the Fund may invest in money market mutual funds and in investment grade short-term fixed income securities including, but not limited to, short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances and repurchase agreements. To the extent that the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

Other Investments. Subject to prior disclosure to shareholders, the Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Fixed-Income Securities. The Fund may invest in fixed-income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

U.S. Government Securities. The Fund may invest in certain securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have a maturity of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations such as those of the Federal Home Loan Bank, are supported only by the credit of the instrumentalities. Government securities may have fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. No assurance can be given that the U.S. government would provide financial support to U.S. government instrumentalities as it is not obligated to do so by law.

Credit Ratings. When investing in fixed-income securities, the Fund will purchase only those securities rated at the time of purchase within the highest grades assigned by Standard & Poor's Rating Group ("S&P") (AAA, AA, A, BBB) or Moody's Investor's Service, Inc. ("Moody's") (Aaa, Aa, A, Baa).

Generally, the ratings of Moody's and S&P represent the opinions of these agencies as to the credit quality of the securities which they rate. These ratings are subjective and are not absolute standards of quality. Changes in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will affect the value of the security.

The Fund may invest in eligible unrated securities, which, in the opinion of the Advisor, offer comparable risks to permissible rated securities. A security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund after purchase. Neither of these events will necessarily require the Fund to sell the securities.

Fixed-income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Advisor may have to reinvest in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

Repurchase Agreements. The Fund may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date.

Repurchase agreements involve some credit risk. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. To minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including any accrued interest.

Derivatives. The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security. Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund's transactions in derivative instruments may include the purchase and writing of options on securities.

Writing Covered Options. A call option on securities obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the option's expiration date. A put option on securities obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the option's expiration date. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the other party to the option. These purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option enables the Fund to purchase specified securities at a set price during the option period, in return for the premium paid. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option enables the Fund to sell specified securities at a specified price during the option period, in exchange for the premium paid. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased for the purpose of benefiting from a decline in the price of securities, which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by compensating changes in the value of the Fund's portfolio securities.

Risks Associated With Options Transactions. The success of transactions in derivative instruments depends on the Advisor's judgment as to their potential risks and rewards. Use of derivatives exposes the fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument.


                             Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares. Except as otherwise stated in the Prospectus, the Fund may not:

1. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act when selling its own portfolio securities.

3. Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

4. Invest in commodities or commodity futures contracts, or invest in oil, gas or other mineral leases, or exploration or development programs, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities and currencies.

5. Make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

6. Invest in the securities of any one industry (except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities), if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry.

Non-Fundamental Investment Restrictions. The following restrictions may be modified by the Trustees without shareholder approval. The Fund may not:

1. Invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be sold in seven business days at a price approximately equal to the price at which the Fund is valuing the security. Restricted securities and repurchase agreements with maturities in excess of seven business days are subject to this 15% limitation.

2. Invest in other open-end investment companies except to the extent allowed in the 1940 Act. Under the 1940 Act, the Fund may acquire securities of other investment companies if, immediately after the acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets in any other investment company, or (3) securities issued by such other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.

3. Invest in a company for the purpose of exercising control or management of the company.

4. Write or purchase options in excess of 5% of the value of the Fund's total net assets.

5. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may engage in short sales against the box for tax strategy purposes.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

                        Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of the Fund's portfolio securities.

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to the Advisor or the Fund, rating and ranking organizations, and affiliated persons of the Fund or the Advisor (the "Potential Recipients") unless such disclosure is consistent with a Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

The Advisor and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain officers of the Advisor, Sub-Advisor, and ICC, and certain mutual fund rating and ranking organizations and third party service providers to the Advisor or the Fund with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The Fund's President or a Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of the Advisor's legal and compliance department.

Portfolio Holdings Disclosure Procedures

Neither the Fund nor the Advisor nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient who is not an employee or officer of the Advisor, Sub-Advisor or ICC must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund's Chief Compliance Officer, the Board of Trustees reviews the Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary. Employees and officers of the Advisor, Sub-Advisor and ICC are subject to the Trust's Code of Ethics as well as to each entity's own Code of Ethics with respect to non-disclosure.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved
Recipients:

Huntington National Bank ("Huntington"). The Fund has selected Huntington as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs Huntington as the custodian of its assets. As custodian, Huntington creates and maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by Huntington. Pursuant to such contract, Huntington agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by Huntington for any purpose not directly related to the business of the Fund, except with the Fund's written consent. Huntington receives reasonable compensation for its services and expenses as custodian.

Unified Fund Services, Inc. ("Unified") serves as the Fund's administrator, fund accounting services agent, dividend paying agent and transfer agent. It receives reasonable compensation for its services and for certain expenses incurred in performing these functions. Unified is not permitted to disclose portfolio holdings to any third parties without the written consent of the Fund.

Unified Financial Securities, Inc. ("Distributor") serves as the Distributor of the Trust's shares. It receives reasonable compensation for its services and certain expenses for performing this function. The Distributor is not permitted to disclose portfolio holdings to any third parties without the written consent of the Fund.

Rating, Ranking and Research Agencies. The Fund may send its complete portfolio holdings information to certain rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. On approximately the 25th day following the previous month-end, the Fund provides its complete portfolio holdings to: Morningstar, Inc.; Bloomberg L.P.; Standard and Poor's, a division of The McGraw-Hill Companies, Inc.; Thompson Financial and Vickers - Stock. No compensation is received by the Fund or Advisor or any other person in connection with the disclosure of this information. The Fund expects to enter into written confidentiality agreements with each rating, ranking or research agency in which the agency will agree to keep the Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

The Trust's Chief Compliance Officer ("CCO") will monitor compliance with the policies and procedures adopted by the Trust. The CCO will report violations to the Board of Trustees.


                             Management of the Trust

Trustees and Officers of the Trust. The direction and supervision of the Fund is the responsibility of the Board of Trustees. Messrs. Charles, Murphy and Martin were elected by the shareholders of the Trust. Mr. John Rando and Mr. Murphy resigned as Trustees effective February 1, 2005. The Board establishes the policies of the Trust and oversees and reviews the management of the Trust. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust. The Board also reviews the various services provided by the Advisor and the Trust's administrator to ensure that the Fund's general investment policies and programs are being carried out and administrative services are being provided in a satisfactory manner. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below:





----------------------------- ------------------ --------------- --------------------------------------- -------------
                              Position(s) Held
                              with Trust and
                              Term and Length    Number of                                               Other
                              of Time Served     Funds in                                                Directorships
Name (Age) and Address                           Trust Overseen  Principal Occupation(s) During the      by Trustees
                                                                 Past 5 Years
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------

----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Interested Trustees:
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Theodore E. Charles (1)       Chairman of the          2         Chairman, Chief Executive Officer and   None
(61)                          Board, President                   President, Investors Capital Holdings
230 Broadway East, Suite      and Trustee                        (1995 to present); Chief Executive
203 Lynnfield, MA 01940       since October,                     Officer, Investors Capital
                              1999 (indefinite                   Corporation and Eastern Point
                              term)                              Advisors, Inc. (1991 to present).
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Non-interested Trustees:
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Robert T. Martin (37)         Trustee since            2         Director of Operations, Ipswich         None
230 Broadway East, Suite      October, 1999                      Brewing Co., (1995 to present);
203 Lynnfield, MA 01940       (indefinite term)                  Manager, Products for Research, Inc.,
                                                                 a scientific equipment firm
                                                                 (1994-1995).
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
A. Marshall Acuff             Trustee since            2         Portfolio Strategist, Senior Vice
(65)                          August, 2004                       President and Managing Director,
50 Bellona Arsenal            (indefinite term)                  Solomon Smith Barney  (1966 to 2001);
Midlothian, VA 23113                                             Founder, AMA Investment Counsel, LLC,
                                                                 a consulting group (2001 to present).
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Officers:
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Steven C. Preskenis (35)      Secretary since                    Chief Legal Counsel to Investors        None
230 Broadway East, Suite      April, 2003 and                    Capital Holdings, Investors Capital
203 Lynnfield, MA 01940       Chief Compliance                   Corporation and Eastern Point
                              Officer                            Advisors, Inc. (2000-present).ADR
                              (one-year term)                    Attorney, John Hancock (1998-2000)
----------------------------- ------------------ --------------- --------------------------------------- -------------
----------------------------- ------------------ --------------- --------------------------------------- -------------
Timothy B. Murphy (40)        Treasurer (one                     President, Investors Capital            None
230 Broadway East, Suite      year term)                         Corporation (1994 to present);
203 Lynnfield, MA 01940                                          President, Eastern Point Advisors,
                                                                 Inc. (1995 to 2004); Vice
                                                                 President, Treasurer and
                                                                 Director, Investors
                                                                 Capital Holdings (1995
                                                                 to present).



----------------------------- ------------------ --------------- --------------------------------------- -------------

(1) Mr. Charles is considered to be an "interested person" of the Trust because: (1) he is an officer of the Trust; and (2) he owns or controls various service providers.

Each trustee holds office for an indefinite term and until the earlier of: the Trust's next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust's Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board of Trustees and serves for a period of one year, or until his successor is duly elected and qualified.

The Trust has a standing Audit Committee of the Board of Trustees composed of Messrs. Martin and Acuff. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board of Trustees the selection of independent auditors and perform such other duties as may be assigned to the Audit Committee by the Board of Trustees. During its most recent fiscal year ended September 30, 2004, the Audit Committee met once.

The Trust has a standing Nomination and Governance Committee of the Board composed of Messrs. Martin and Acuff. The Nomination and Governance Committee is responsible for the selection and nomination of candidates to serve as independent trustees of the Trust. Although the Nomination and Governance Committee expects to be able to find an adequate number of qualified candidates to serve as independent trustees, the Nomination and Governance Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Trust, in writing, at the address listed on the cover of this SAI. During the Trust's most recent fiscal year ended September 30, 2004, the Nomination and Governance Committee met once.

As of December 31, 2004, the Trustees beneficially owned the following dollar range of equity securities of the Fund:

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in All Registered
                                                                                Investment Companies Overseen by
                                                                                Trustee in Family of Investment
                              Dollar Range of Equity Securities in              Companies(1)
Name of Trustee                          the Fund
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Theodore E. Charles                                  Over $100,000                          Over $100,000
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Robert T. Martin                                          --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
A. Marshall Acuff                                         --                                     --
---------------------------------------- -------------------------------------- --------------------------------------

(1) As of December 31, 2004

Compensation of Trustees and Officers. Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. The Trust does not have any retirement plan for its Trustees. Each Trustee who is not an affiliated person of the Advisor, as defined in the 1940 Act, will receive $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

Compensation Table

The following table sets forth the compensation paid by the Trust to the non-interested Trustees during the Trust's fiscal period ending September 30, 2004:


------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                             Pension or Retirement        Total Compensation From
                                Aggregate Compensation       Benefits Accrued As Part     Fund and Fund Complex Paid
Name of Person, Position        From Fund                    of Fund Expenses             to Trustees
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Robert T. Martin,               $500 per meeting attended    None                         $1,000 (2)
Trustee                         (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
John S. Rando, Jr.,             $500 per meeting attended    None                         $1,500 (2)
Trustee                         (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
A. Marshall Acuff,              $500 per meeting attended    None                         $   500 (2)
Trustee
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Arthur E. Stickney,             $500 per meeting attended    None                         $   500 (2)
Trustee                         (1)
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) Each Non-Interested Trustee is compensated solely for attendance at quarterly meetings of the Trustees at the rate of $500 per meeting attended. Should a Trustee attend each quarterly meeting during the Fund's fiscal year, his total compensation from the Fund will be $2,000. The Fund commenced operations on March 23, 2004.

(2) There is one other fund in the Fund Complex, the Capital Appreciation Fund (formerly known as the Eastern Point Advisors Twenty Fund). The Trustees listed above are also the Trustees for the Capital Appreciation Fund. Each Non-Interested Trustee of the Capital Appreciation Fund is compensated solely for attendance at quarterly meetings of the Trustees at the rate of $500 per meeting attended. Should a Trustee attend each quarterly meeting of both Funds during the Funds' fiscal year, his total compensation from both Funds will be $4,000.

(3) Mr. Stickney resigned as a Trustee effective August 26, 2004. Mr. Rando resigned as a Trustee effective February 1, 2005.

                        Approval of Advisory Arrangements

The Board of Trustees of the Trust most recently approved the advisory arrangements for the Fund at an in-person Board Meeting held on March 22, 2005.

Information Received by the Board of Trustees. In connection with the March 22, 2005 meeting, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing Investment Advisory Agreement and Sub-Advisory Agreement (collectively, the "Investment Advisory Contracts"). With respect to the approval of the Investment Advisory Agreement, these materials included: (1) Schedule of current investment advisory, 12b-1 and shareholder servicing fees; (2) Materials analyzing the Fund's advisory fees, total expense ratios and performance as compared to comparable mutual funds and to industry averages; (3) A copy of Part II of Form ADV for the Advisor; (4) A copy of the Advisor's Code of Ethics; (5) Annual Report and Certification of Code of Ethics from the Advisor; (6) Balance Sheet and Income Statement of the Advisor; (7) Summary Report on Brokerage Execution; and (8) Information pertaining to the nature and extent of the Advisor's monitoring of the Sub-Advisor and other Fund service providers.

With respect to the approval of the Sub-Advisory Agreement, these materials included: (1) Balance Sheet and Income Statement of Sub-Advisor; (2) A copy of Sub-Advisor's Part II of Form ADV; (3) a list of assets currently under management and the types of other accounts managed by Sub-Advisor; (4) Information pertaining to the sub-advisory fees; (5) A copy of the Sub-Advisor's Code of Ethics; and (6) Annual Report and Certification of Code of Ethics from the Sub-Advisor.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts included the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefits to shareholders of investing in the Fund.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether the Fund has operated within its investment objective and its record of compliance with its investment restrictions. The Board also reviewed the Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index. The Trustees considered the fact that the Fund's total returns for the past year were in line with the performance of its peer group.

The Investment Advisor's Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviewed the management of the Fund's portfolio and the Fund's investment objective and discipline. The Board reviewed the overall performance of the Sub-Advisor, including its compliance record.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor under the existing Investment Advisory Agreement between the Trust and the Advisor and the existing Sub-Advisory Agreement between the Advisor and Dividend Growth Advisors, LLC. The Board of Trustees, including the non-interested Trustees, also considered the nature and extent of the Advisor's supervision of third party service providers, principally the Sub-Advisor, fund administrator, fund accounting services agent, transfer agent, dividend-paying agent and custodian.

Expenses. The Board of Trustees, including the non-interested Trustees, considered the Fund's expense ratio, and expense ratios of a peer group of funds. The Board also considered the amount and nature of fees paid by shareholders. The Trustees noted that the management fee and expense ratio of the Fund are below the maximums in its peer group.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the issue of the Advisor's profitability with respect to the management of the Fund. The Trustees concluded that it was premature to consider the issue of the Advisor's profitability given that the expenses of the Fund are still being heavily subsidized by the Advisor.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, determined that given the small size of the Fund, it was not relevant at this time to consider economies of scale as a factor in its considerations.

Other Benefits to the Advisor. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by the Fund and its shareholders for services provided by the Advisor and it also considered the allocation of fund brokerage to a broker affiliated with the Advisor and the receipt of sales loads and payments under Rule 12b-1 plans.

Conclusion. Based on its evaluation of all material factors, the Board of Trustees, including the non-interested Trustees, voting separately, concluded that the existing advisory fee structure is fair and reasonable, and that the existing Investment Advisory Contracts should be approved.

Sales Load

The sales load is waived for purchases of Fund shares made by current or former trustees, officers, or employees, or agents of the Trust, the Advisor, the Sub-Advisor, and by members of their immediate families.

Code of Ethics

The Trust, the Advisor and Sub-Advisor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act, applicable to the securities trading practices of their personnel. Each respective code permits the covered personnel to trade in securities in which the Trust may invest, subject to certain restrictions and reporting requirements.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet Website at http://www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has retained Institutional Shareholder Services ("ISS") effective March 1, 2005, to act as the Fund's proxy voting agent. The Board of Trustees has adopted ISS's Proxy Voting Guidelines. The ISS Proxy Voting Guidelines summaries are set forth in Appendix B hereto. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling 1-888-826-2520 and (2) on the SEC's website at http://www.sec.gov.


               Control Persons and Principal Holders of Securities

Control Persons. Control persons are those that own beneficially more than 25% of the Fund's outstanding shares. As of December 31, 2004, there were no control persons of the Fund.

Principal Holders. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding shares. As of December 31, 2004, the principal holders of the Fund are as follows:

---------------------------------- ------------------------------------ ----------------- ----------------------------
                                                                                          Record or Beneficial Holder
       Name of Shareholder                       Address                     % Hold
---------------------------------- ------------------------------------ ----------------- ----------------------------
---------------------------------- ------------------------------------ ----------------- ----------------------------
Capital Bank Wealth Management     P.O. Box 218 Greenwood, SC 29648          19.25%               Beneficial
Group
---------------------------------- ------------------------------------ ----------------- ----------------------------
---------------------------------- ------------------------------------ ----------------- ----------------------------
Pershing                           P.O. Box 2052                             5.53%                Beneficial
                                   Jersey City, NJ  07303
---------------------------------- ------------------------------------ ----------------- ----------------------------

Management Ownership. As of December 31, 2004, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Trust, its series or classes.


                    Investment Management and Other Services

Investment Advisor. The Fund's investment advisor is Eastern Point Advisors, Inc. (the "Advisor"), 230 Broadway East, Lynnfield, Massachusetts 01940-2320. The Advisor was founded in 1995. The Advisor is the investment advisor of the Rising Dividend Growth Fund. Through his ownership and voting control of more than 25% of the outstanding shares of the Advisor and the Advisor's parent, Investors Capital Holdings, Ltd., Theodore E. Charles is considered to control the Advisor. The Advisor has engaged Dividend Growth Advisors, LLC. (the "Sub-Advisor"), 1894 Andell Bluff Boulevard, Johns Island, SC 29455 to manage the investments of the Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor is responsible, subject to the supervision and control of the Advisor, for the selection, purchasing, monitoring and sale of the securities in the Fund's investment portfolio. The Advisor arranges for the transfer agency, custody and all other services necessary to operate the Fund.

The Advisor also manages the Capital Appreciation Fund (formerly known as the Eastern Point Advisors Twenty Fund) as well as primarily individual private accounts. As of December 31, 2004, the Advisor had approximately $111 million of assets under management. In addition to managing the Fund's investments consistent with its investment objectives, policies and limitations, the Advisor makes recommendations with respect to other aspects and affairs of the Fund. The Advisor also furnishes the Fund with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Fund are borne by the Fund. Under the Investment Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory and other services and assuming certain Fund expenses, the Fund pays the Advisor a monthly fee at the annual rate of .75% of the value of the Fund's average daily net assets. For the fiscal period ended September 30, 2004, the Advisor was paid advisory fees totaling $43,098. The Advisor waived fees of $38,057 for the same period. The Advisor voluntarily waives fees and/or reimburses Fund expenses so that the net Total Annual Fund Operating Expenses do not exceed 1.65% for Class A and 2.75% for Class C. This arrangement may be voluntarily terminated by the Advisor on 60 days' notice.

The Investment Advisory Agreement is for an initial term of two years and continues in effect from year to year thereafter if such continuance is approved annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party to the Investment Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund or by the Advisor, upon sixty days' written notice. The Investment Advisory Agreement terminates automatically if assigned.

The Investment Sub-Advisory Agreement is also for an initial term of two years and continues in effect from year to year thereafter if such continuance is approved annually by the Trustees or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Investment Sub-Advisory Agreement or "interested persons" of any party to the Investment Sub-Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement may be terminated at any time without penalty by the Trustees, or by vote of a majority of the outstanding shares of the fund or by the Advisor, upon sixty days' written notice. The Investment Sub-Advisory Agreement terminates automatically if assigned.

The Trust pays all  expenses  not  assumed by the  Advisor,  including,  but not limited to: Trustees' expenses, audit fees, legal fees, interest expenses, brokerage commissions, fees for registration and notification of shares for sale with the Securities and Exchange Commission (the "SEC") and various state securities commissions, taxes, insurance premiums, fees of the Trust's administrator, transfer agent, fund accounting agent or other service providers, and costs of obtaining quotations for portfolio securities and the pricing of fund shares.

Transfer Agent and Dividend Paying Agent. Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $15.00 per active shareholder account per year with a minimum fee of $15,000 per initial portfolio and/or share class per year plus $9,000 per year for each additional share class.

Fund Accounting Services Agent. In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as Fund accountant, Unified receives an annual fee from the Fund equal to 0.05% for the first $50 million in average net assets per portfolio and/or share class per year, 0.04% from $50 million to $100 million in average net assets per portfolio and/or share class per year; 0.03% from $100 million to $150 million in average net assets per portfolio and/or share class per year; and 0.02% over $150 million in average net assets per portfolio and/or share class per year (subject to a $20,000 annual minimum per portfolio (one share class) plus $7,500 per additional share class).

Administrator. Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% for the first $50 million in average net assets per portfolio and/or share class per year; 0.07% from $50 million to $100 million in average net assets per portfolio and/or share class per year; 0.05% from $100 million to $150 million in average net assets per portfolio and/or share class per year; and 0.03% over $150 million in average net assets per portfolio and/or share class per year (subject to a minimum fee of $25,000 annual minimum per portfolio (one share class) plus $7,500 per additional share class).

Prior to November 1, 2004, Commonwealth Shareholder Services, Inc. ("CSS") was the fund administrator, Commonwealth Fund Accounting was the Fund accounting services agent and dividend paying agent and Fund Services, Inc. was the transfer agent of the Fund. For the fiscal year ended September 30, 2004, CSS was paid $51,495 for administrative services to the Trust.

Distributor. The Advisor and the Trust have entered into a Distribution Agreement with Unified Financial Securities, Inc. (the "Distributor"). Prior to December 1, 2004, Investors Capital Corporation was the distributor of the
Trust's shares and First Dominion Capital Corp. was the co-underwriter and national distributor of the Trust's shares. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") who have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Fund, which are continually offered at net asset value next determined, plus any applicable sales charge. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This additional compensation would be calculated as a percentage of Fund shares sold by the firm.

Distribution Plans. The Trust has adopted distribution plans for the Class A and Class C shares of the Fund (the "Plans") in accordance with Rule 12b-1 under the 1940 Act. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Agreement. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter.

The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Fund.

Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees will not be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who are not an interested person of the Trust has a financial interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Fund. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets of the Fund, increased stability in the Fund's positions and greater flexibility in achieving investment objectives.

The following table summarizes Rule 12b-1 payments made to Investors Capital Corporation, the former Distributor of the Trust's shares, for the fiscal period ended September 30, 2004:

                  Fiscal Period Ended                         Class A Shares
                  -------------------                         --------------
                  September 30, 2004                          $29,134

Sales of Class C shares commenced in April, 2005.

The prior Distributor, Investors Capital Corporation, received the following compensation for the fiscal period ended September 30, 2004:

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                            Net Underwriting        Compensation on
                              Discounts and         Redemptions and
                               Commissions            Repurchases        Brokerage Commissions   Other Compensation
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2004                             $24,472                  $-0-                  $ 6,004                 $-0-
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Custodian. Huntington National Bank (the "Custodian"), 41 South High Street, Columbus, OH 43125, serves as custodian of the Trust. Prior to November 1, 2004, Brown Brothers Harriman & Co. served as custodian of the Trust. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102-1732, are the Independent Registered Public Accounting Firm of the Trust. In addition to reporting annually on the financial statements of the Trust, the accountants assist and consult with the Trust in connection with the preparation of certain filings of the Trust with the SEC.


                        Description of the Trust's Shares

The Trust is a business trust organized on July 14, 1999 under Delaware law. The Trustees are responsible for the management and supervision of the Trust. The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, with $0.001 par value.

Under the Trust Instrument, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trust Instrument also authorizes the Trustees to classify and reclassify the shares of the Trust, or any other series of the Trust, into one or more classes.

Each share of the Trust represents an equal proportionate interest in the assets belonging to the Trust and has equal dividend rights. When issued, shares are fully paid and non-assessable. In the event of liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust available for distribution to such shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Trust Instrument, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Trust has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.


                                    Brokerage

The Trust intends to place all of its securities transactions through Investors Capital Corporation, an affiliate of the Advisor, and the former distributor of the Trust's shares, in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. These procedures, which have been adopted by the Trustees, including a majority of the non-interested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to Investors
Capital Corporation ("ICC") are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Trust will not effect transactions with ICC acting as principal for its own account.

The Advisor may also use non-affiliated brokers, dealers or members of a securities exchange to execute portfolio transactions on behalf of the Trust. Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (including brokerage commissions) and execution for orders. Transactions may also be allocated to broker-dealers who provide research. Higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on companies and industries.

For the fiscal period ended September 30, 2004 the Fund paid brokerage commissions in the amount of $6,004.


                   Purchase, Redemption and Pricing of Shares


Purchase of Shares. The Fund offers Class A shares and Class C shares. The Trustees and Officers reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

Initial Sales Charges on Class A Shares. Class A shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of shares of Class A shares of the Fund are described in the Prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:


------------------------------------------------------------ ---------------------------------------------------------
                                                             Dealer Concession as a % of Offering Price of Shares
Amount Invested                                              Purchased
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Less than $50,000                                            5.75% (until March 1, 2005)
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
$50,000 but less than $100,000                               4.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
$100,000 but less than $500,000                              3.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
$500,000 but less than $1,000,000                            2.00%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
$1,000,000 or more                                           0.00%
------------------------------------------------------------ ---------------------------------------------------------

Obtaining a Reduced Sales Charge for Class A Shares. Methods of obtaining a reduced sales charge referred to in the Prospectus are described in more detail below. No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional shares.

Rights of Accumulation (Class A Shares). If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within ninety days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

Sales Charge Waivers (Class A Shares). Under certain conditions, Class A shares may be sold without a sales charge to officers, directors, trustees and employees of the Advisor, and the Sub-Advisor, and any of their affiliated companies and immediate family members of any of these people. Class A shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor or Sub-Advisor; fee-based financial planners acting for the account of their clients; broker-dealers who have entered into selling agreements with the Distributor for their own accounts; and banks, other financial institutions and financial supermarkets that have entered into agreements with the Fund to provide shareholder services for customers.

Class C Share Purchases. Purchases of Class C shares will be processed at net asset value next determined after receipt of your purchase order. Class C shares are not subject to an initial sales charge, but may pay higher fees than Class A shares.

Terms of Redemptions. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Fund or the transfer agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the New York Stock Exchange, or when trading in the markets the Trust normally uses is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the SEC by order may permit.

The Trust reserves the right to redeem your account if its value is less than $5,000 for non-qualified accounts and $1,000 for IRA accounts due to redemptions. The Trust will give the shareholder thirty days' notice to increase the account value to at least $5,000 for non-qualified accounts and $1,000 for IRA accounts. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions-in-Kind. Although the Trust would not normally do so, the Trust has the right to pay the redemption price of shares of the Trust in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Trust will value securities distributed in an in-kind redemption at the same value as is used in determining NAV.

Redemption Fees (Class A and Class C Shares). To discourage short-term trading, purchases of Class A and Class C shares are subject to a 1.00% redemption fee on shares redeemed within 12 months of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gains distributions or involuntary redemptions. Redemption fees are paid to the Trust to help defray transaction costs.

Waiver of Redemption Fees (Class A and Class C Shares). The redemption fee will be waived in the event of redemptions following the death or disability of a shareholder as defined in Section 72(m)(7) of the Internal Revenue Code, as amended.

Reinstatement Privilege (Class A Shares). A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within one hundred and twenty calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Trust.

In order to use this privilege, the shareholder must clearly indicate by written request to the Trust that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be deductible for such tax purposes. Redemption fees are not reimbursed in the event of using the reinstatement privilege. The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a Trust to his or her Individual Retirement Account or other tax-qualified retirement plan account.


                                 Net Asset Value

The price of the Trust's shares is based on the Net Asset Value (the "NAV") plus any applicable front-end sales charge for Class A shares (the "Offering Price"). The Trust calculates NAV for each class by adding the total market value of its investments and other assets, subtracting any liabilities and then dividing that figure by the total number of its shares outstanding(assets-liabilities/the number of shares = NAV). The Trust uses the following procedures for purposes of calculating the NAV of Trust shares. If the Trust holds securities listed primarily on a foreign exchange that trades on days when the Trust is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Trust may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees if market quotations are not readily available, or if in the opinion of the Advisor any quotation or market price is not representative of true market value.

The Trust values foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining the Trust's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Trust may value its assets by a method that the Trustees believe accurately reflects fair value. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Trust's NAV is not calculated. Consequently, the Trust's portfolio securities may trade and the NAV of the Trust's shares may be significantly affected on days when a shareholder has no access to the Trust.


                                      Taxes

Below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of fund shares. This discussion does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S.
Government securities and the securities of other regulated investment companies). If the Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed to shareholders. The Fund intends to distribute substantially all of such income. Given the investment objectives of the Fund, dividend income will not be substantial.

Amounts not distributed in accordance with certain requirements are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. The Fund intends to avoid application of the excise tax.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption or sale of shares of the Fund, a shareholder may realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability. The Fund, the Distributor or the transfer agent will not be able to recredit the account for any amount withheld.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Retirement Accounts. Fund shares are available for purchase through certain retirement accounts, including IRA, Roth IRA, SIMPLE IRA and TSA plans. Contributions to these retirement plans are subject to specific eligibility and contribution limitations. Distributions from these retirement plans may be subject to ordinary income tax and may be subject to a 10% penalty tax if withdrawn prior to age 59 1/2. Furthermore, distributions from such plans generally must commence no later than April 1 of the year after the account owner reaches age 70 1/2. There are exceptions to these rules depending on the type of plan and the individual's own circumstances. You should consult with your tax advisor regarding the income aspects of opening, maintaining and withdrawing amounts from these retirement accounts.


                          Determination of Performance

Average Annual Total Return. The Fund may quote its performance in terms of average annual total return in communications to shareholders, or in advertising material. Average annual total return (before taxes) is calculated according to the following formula:

         n
P (1 + T)   = ERV

Where:

P =     a hypothetical initial payment of $1,000

T =     average annual total return

n =     number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-,5- or 10-year periods (or fractional portion).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The performance of the Fund depends on market conditions, portfolio composition and expenses. Investment yields, current distributions or total returns may differ from past results and there is no assurance that historical performance will continue.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

A Fund may also quote its yield in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during a recent 30-day (or one month) period by the maximum offering price per share on the last day of that period and annualizing the resulting figure, according to the following formula:

                    6
 YIELD =   2[(a-b+1) -1]
              cd

Where:

a  =   dividends and interest earned during the period;

b  =   expenses accrued for the period (net of reimbursements);

c  =   the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d  =   the maximum offering price per share on the last day of the period.


                              Financial Statements

Reports to Shareholders. Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent certified public accountants.

Audited Financial Statements. The Fund's financial statements, including the notes thereto, dated as of September 30, 2004, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference from the Fund's 2004 Annual Report to Shareholders.


                Appendix A -- Descriptions of Securities Ratings


Commercial Paper Ratings.

Moody's Investors Service, Inc. (Moody's): "PRIME-1" and "PRIME-2" are Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

1. Quality of management.

2. Industry strengths and risks.

3. Vulnerability to business cycles.

4. Competitive position.

5. Liquidity measurements.

6. Debt structures.

7. Operating trends and access to capital markets.

Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

Standard & Poor's Ratings Group, a Division of McGraw-Hill Companies, Inc. (S&P): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

1. Liquidity ratios are adequate to meet cash requirements.

2. Long-term senior debt is rated A or better.

3. The issuer has access to at least two additional channels of borrowing.

4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.

5. Typically, the issuer is in a strong position in a well-established industry or industries.

6. The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.



                  Appendix B - Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.       Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o    Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o    Length of the rotation period advocated in the proposal

o    Significant audit-related issues

o    Number of audit committee meetings held each year

o    Number of financial experts serving on the committee

2.       Board of Directors

Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. Cumulative Voting Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.       Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o    The  plan  expressly  permits  repricing  of  underwater   options  without
     shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o    Balanced mix between cash and equity

o    Non-employee directors should not receive retirement benefits/perquisites

o    Detailed disclosure of cash and equity compensation for each director

Management   Proposals   Seeking  Approval  to  Reprice  Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation
o        Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value

o    Offering period is 27 months or less, and

o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

o    Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o    FOR proposals for the company to amend its Equal Employment Opportunity
     (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not indicated below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

o    there are concerns about the accounts  presented or audit  procedures used;
     or

o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

o there are serious concerns about the accounts presented or the audit procedures used;

o    the auditors are being changed without explanation; or

o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

o there are serious concerns about the statutory reports presented or the audit procedures used;

o    questions exist  concerning any of the statutory  auditors being appointed;
     or

o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

o    the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.


Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis. Transact Other Business Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote     FOR management nominees in the election of directors, unless:

o    Adequate disclosure has not been met in a timely fashion;

o    There are clear concerns over questionable finances or restatements;

o    There have been questionable transactions with conflicts of interest;

o    There are any records of abuses against minority shareholder interests; and

o    The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations. Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

o there are serious questions about actions of the board or management for the year in question; or

o    legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:

     o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.


Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:
Vote FOR share repurchase plans, unless:

o    clear evidence of past abuse of the authority is available; or

o    the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost. Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.